ADVANCED SERIES TRUST

AST Core Fixed Income Portfolio

Supplement dated September 20, 2024 to the

Statement of Additional Information, dated May 1, 2024, as supplemented

This supplement should be read in conjunction with the statement of additional information (the SAI) for the Advanced Series Trust (the Trust) relating to the AST Core Fixed Income Portfolio (the Portfolio). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have the meanings given to them in the SAI.

On August 23, 2024, the Board of Trustees of the Trust (the Board) approved: (i) a new subadvisory agreement with J.P. Morgan Investment Management Inc. (J. P. Morgan) to serve as a subadviser to the Portfolio alongside PGIM Fixed Income, a business unit of PGIM, Inc., PGIM Limited, Wellington Management Company LLP, Western Asset Management Company Limited, and Western Asset Management Company, LLC; (ii) certain revisions to the principal investment strategy of the Portfolio to reflect the different mix of subadvisers to the Portfolio; and (iii) revisions to the Portfolio’s managem ent fee rate schedule, which are expected to lower the Portfolio’s effective management fee. These changes are expected to become effective on or about September 27, 2024.

To reflect the changes described above, the SAI is hereby revised as follows, effective September 27, 2024:

I.The table in Part I of the SAI entitled “Management Fee Rates” is hereby revised by replacing the information pertaining to the Portfolio with the information set forth below:

Management Fee Rates

Portfolio	Contractual Fee Rate
AST Core Fixed Income Portfolio	Effective September 27, 2024:
0.4125% of average daily net assets to $10 billion;
0.3925% over $10 billion of average daily net assets
Prior to September 27, 2024:
0.4825% of average daily net assets to $300 million;
0.4725% on next $200 million of average daily net assets;
0.4625% on next $250 million of average daily net assets;
0.4525% on next $2.5 billion of average daily net assets;
0.4425% on next $2.75 billion of average daily net assets;
0.4125% on next $4 billion of average daily net assets;
0.3925% over $10 billion of average daily net assets

II.The table in Part I of the SAI entitled “Fee Waivers & Expense Limitations” is hereby revised to remove all information pertaining to the Portfolio.

III.The table in Part I of the SAI entitled “Portfolio Subadvisers and Fee Rates” is hereby revised by replacing the information pertaining to the Portfolio with the information set forth below:

Portfolio Subadvisers and Fee Rates

Portfolio	Subadviser(s)	Fee Rate
AST Core Fixed Income Portfolio	J.P. Morgan	0.122% of average daily net assets
	PGIM Fixed Income/	0.130% of average daily net assets
PGIM Limited
	Wellington Management	0.115% of average daily net assets on the first $1 billion;
	Company LLP	0.090% of average daily net assets on the next $2 billion;
0.080% of average daily net assets over $3 billion
	Western Asset Management	0.160% of average daily net assets
Company, LLC/ Western
Asset Management
Company Limited

306SAISUP1

IV.	The section in Part I of the SAI entitled “Notes to Subadviser Fee Rate Table” is hereby revised to add the information pertaining to J.P. Morgan as set forth below:
J.P. Morgan: J.P.Morgan’s fee reflects negotiations with the Manager that considered the scope and importance to the subadviser of its relationship with funds in the complex.
J.P. Morgan has agreed to waive its subadvisory fee in an amount equal to the revenue received for investments in funds or ETFs affiliated with J.P. Morgan. Although not expected, this may result in a negative effective subadvisory fee, or payment from J.P. Morgan to the Manager.
For the purpose of calculating the subadvisory fee for the portfolios managed by J.P. Morgan, a fee discount of 10% is applied based on the combined average daily net assets of the following J.P. Morgan managed portfolios: AST Academic
Strategies Asset Allocation Portfolio; AST Advanced Strategies Portfolio; AST Balanced Asset Allocation Portfolio;
AST Capital Growth Asset Allocation Portfolio; AST Core Fixed Income Portfolio; AST International Equity Portfolio;
AST J.P. Morgan Aggressive Multi-Asset Portfolio; AST J.P. Morgan Conservative Multi-Asset Portfolio; AST J.P.
Morgan Fixed Income Central Portfolio; AST J.P. Morgan Moderate Multi-Asset Portfolio; AST Large-Cap Equity
Portfolio; AST Large-Cap Growth Portfolio; AST Large-Cap Value Portfolio; and AST Preservation Asset Allocation
Portfolio.

Franklin Templeton and affiliated investment advisors (ClearBridge, Putnam, and Western Asset): For purposes of calculating the advisory fee payable to any Franklin Templeton and affiliated investment advisors (ClearBridge, Putnam, and Western Asset) managed portfolio/sleeves, the advisory fee will be greater of:

(a)aggregated assets managed by Franklin Templeton and affiliated investment advisors (ClearBridge, Putnam, and Western Asset) on all Advanced Series Trust portfolios subject to the following schedule: Up to $2 billion - 0%; between $2 - $4 billion – 5%; between $4 -$5 billion – 10%; between $5-$10 billion – 15%; and over $10 billion – 20%; or

(b)Franklin Templeton and affiliated investment advisors (ClearBridge, Putnam, and Western Asset) maintains a certain market share as agreed upon between the Manager and Franklin Templeton and affiliated investment advisors. Market share will be calculated based on assets managed by Franklin Templeton and affiliated investment advisors as a percentage of assets included in certain AST portfolios.

V.The table in Part I of the SAI entitled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS—

Other Accounts and Portfolio Ownership” is hereby revised by hereby revised to add the information pertaining to J.P. Morgan for the Portfolio as set forth below:

Adviser/Subadviser	Portfolio Managers	Registered	Other Pooled	Other	Ownership
		Investment	Investment	Accounts*	of Portfolio
		Companies*	Vehicles*		Securities*
J.P. Morgan	Richard Figuly	25/$47,535,390	15/$24,812,686	16/$4,477,549	$0
Investment	Justin Rucker	12/$15,555,153	12/$20,027,957	23/$16,714,623	$0
Management Inc.	Edward Fitzpatrick	6/$6,571,281	9/$17,579,436	5/$3,660,259	$0
	Andy Melchiorre	13/$24,695,977	10/$22,082,791	21/$5,567,648	$0

*Information is as of June 30, 2024.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.